UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2016

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                       Entry into a Material Definitive Agreement.

On March 14, 2016, Opexa Therapeutics, Inc. (the “Company”) entered into an Amendment to Stock Purchase Agreement (the “Amendment”) to amend that certain Stock Purchase Agreement (the “Agreement”) originally entered into on September 1, 2016 between the Company and certain purchasers party thereto (the “Purchasers”). In addition to the first tranche of $499,999.50 in shares of the Company’s common stock and the Company’s Series N Warrants to purchase shares of the Company’s common stock previously sold to the Purchasers pursuant to the Agreement, the Agreement provides that the Purchasers will purchase and the Company will sell up to an additional $4.5 million in shares of the Company’s common stock in four additional tranches upon achievement by the Company of certain milestones relating to clinical development of OPX-212, the Company’s autologous T-cell immunotherapy being developed for the treatment of neuromyelitis optica (“NMO”). Pursuant to the Amendment, the timeframes for achieving the milestones relating to the four additional tranches were each extended by six months. As amended, the milestones are as follows:

●
Tranche 2: $1,000,000 in shares of common stock, at a per share purchase price of 90% of the 10-day volume weighted average price of the common stock for the 10 trading days (the “10-day VWAP”) immediately preceding the Tranche 2 milestone, which is the submission to the U.S. Food and Drug Administration (“FDA”) of a preclinical study package to support the filing of an Investigational New Drug (“IND”) application for OPX-212, so long as such submission occurs on or before August 15, 2016 or any later date agreed to by the Purchasers.

●
Tranche 3: $1,500,000 in shares of common stock, at a per share purchase price of 90% of the 10-day VWAP immediately preceding the Tranche 3 milestone, which is the acceptance of such IND by the FDA, so long as such acceptance occurs on or before the later of November 15, 2016 or three months following the Tranche 2 closing, or any later date agreed to by the Purchasers.

●
Tranche 4: $1,000,000 in shares of common stock, at a per share purchase price of 90% of the 10-day VWAP immediately preceding the Tranche 4 milestone, which is the enrollment of the first patient in a Phase 1/2 clinical study of OPX-212 in patients with NMO, so long as such enrollment occurs on or before the later of February 28, 2017 or five months following the Tranche 3 closing, or any later date agreed to by the Purchasers.

●
Tranche 5: $1,000,000 in shares of common stock, at a per share purchase price of 90% of the 10-day VWAP immediately preceding the Tranche 5 milestone, which is the enrollment of patients representing at least 30% of the minimum targeted enrollment in such Phase 1/2 study, so long as such enrollment occurs on or before the later of June 30, 2017 or four months following the Tranche 4 closing, or any later date agreed to by the Purchasers.

Although the Company has previously indicated that an IND submission to the FDA and/or a Clinical Trial Application submission (“CTA”) to Health Canada followed by commencement of a phase 1/2 proof of concept study of OPX-212 in NMO (assuming acceptance of such IND and/or CTA) may occur in the first half of 2016 assuming the availability of sufficient resources, the Company is currently uncertain with respect to both the pace of its ongoing preclinical development and manufacturing activities for OPX-212 in NMO as well as the potential outcome of such activities. OPX-212 in NMO remains an active preclinical program for the Company, and the Company continues to believe that progress in this program is reasonably possible. However, the Company has been confronted with challenges in the development of OPX-212 in NMO, including with respect to the manufacture of OPX-212. For example, it has taken the Company longer than it expected to manufacture certain of the peptides associated with NMO due to their hydrophobic nature. The Company currently does not expect to provide further guidance in the foreseeable future on any timetable with respect to its development of OPX-212 in NMO, but instead to report substantive milestones only when and if they occur.

In connection with the Amendment, the Company also amended and restated the Series N Warrants to purchase shares of the Company’s common stock previously issued to the Purchasers to extend by six months the expiration date of the Series N Warrants (i.e., from April 9, 2018 to October 9, 2018).

The foregoing description of the Amendment and the amended and restated Series N Warrants is qualified in its entirety by reference to the Amendment and such amended and restated Series N Warrants, copies of which are Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Relating to Forward-Looking Information for the Purpose of "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

Statements contained in this Form 8-K, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "expects," "believes," "may," "intends," " anticipates," "potential" and similar expressions are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that forward-looking statements, including without limitation statements regarding the Company’s resources and the safety, efficacy and projected development timeline of drug candidates such as Tcelna® and OPX-212 constitute forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include without limitation the Company’s ability to raise additional capital to continue its development programs, the Company’s ability to successfully develop potential products such as Tcelna and OPX-212, the Company’s ability to obtain, maintain and protect intellectual property rights (including for Tcelna and OPX-212), as well as other risks associated with the process of discovering, developing and commercializing drug candidates that are safe and effective for use as human therapeutics. These and other risks are described in detail in the Company’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. All forward-looking statements contained in this Form 8-K speak only as of the date on which they were first made, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after such date.

Item 2.02.          Results of Operations and Financial Condition.
On March 15, 2016, the Company announced its results of operations for the year ended December 31, 2015 in a press release. A copy of the press release announcing the results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, nor be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01.                       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amended and Restated Series N Warrants issued on March 14, 2016 (incorporated by reference to Exhibit 4.13 to the Company’s Annual Report on Form 10-K filed on March 15, 2016).

10.1	Amendment to Stock Purchase Agreement, dated March 14, 2016, by and between Opexa Therapeutics, Inc. and the purchasers party thereto (incorporated by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K filed on March 15, 2016).

99.1	Press release issued by Opexa Therapeutics, Inc. on March 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPEXA THERAPEUTICS, INC.

Dated: March 15, 2016	By:	/s/ Neil K. Warma
Neil K. Warma
President, Chief Executive Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Series N Warrants issued on March 14, 2016 (incorporated by reference to Exhibit 4.13 to the Company’s Annual Report on Form 10-K filed on March 15, 2016).

10.1	Amendment to Stock Purchase Agreement, dated March 14, 2016, by and between Opexa Therapeutics, Inc. and the purchasers party thereto (incorporated by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K filed on March 15, 2016).

99.1	Press release issued by Opexa Therapeutics, Inc. on March 15, 2016.

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